AMENDED EXHIBIT A
                            DATED DECEMBER 10, 2015
                                       TO
                      THE ADVISORS' INNER CIRCLE FUND III
                           SHAREHOLDER SERVICES PLAN
                            DATED FEBRUARY 12, 2014

                            SHAREHOLDER SERVICE FEES

------------------------------------------------------------------------------------------------------------------
                                                                                          MAXIMUM SHAREHOLDER
FUND                                                    CLASS OF SHARES                       SERVICE FEE
------------------------------------------------------------------------------------------------------------------
NorthPointe Micro Cap Equity Fund                       Investor Class Shares                    0.25%
------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                       Investor Class Shares                    0.25%
------------------------------------------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                        Investor Class Shares                    0.25%
------------------------------------------------------------------------------------------------------------------
NorthPointe Large Cap Value Fund                        Investor Class Shares                    0.25%
------------------------------------------------------------------------------------------------------------------
Rothschild Larch Lane Alternatives Fund                 Investor Class Shares                    0.10%
------------------------------------------------------------------------------------------------------------------
Logan Circle Partners Emerging Market Debt Fund         R Class Shares                           0.25%
------------------------------------------------------------------------------------------------------------------
Logan Circle Partners Core Plus Fund                    R Class Shares                           0.25%
------------------------------------------------------------------------------------------------------------------
Logan Circle Partners Multi-Sector Fixed Income Fund    R Class Shares                           0.25%
------------------------------------------------------------------------------------------------------------------
Logan Circle Partners Select Growth Equities Fund       R Class Shares                           0.25%
------------------------------------------------------------------------------------------------------------------
Knights of Columbus Core Bond Fund                      Class S Shares
                                                        -------------------------------------    0.20%
                                                        Investor Shares
------------------------------------------------------------------------------------------------------------------
Knights of Columbus Limited Duration Bond Fund          Class S Shares
                                                        -------------------------------------    0.20%
                                                        Investor Shares
------------------------------------------------------------------------------------------------------------------
Knights of Columbus Large Cap Growth Fund               Class S Shares
                                                        -------------------------------------    0.20%
                                                        Investor Shares
------------------------------------------------------------------------------------------------------------------
Knights of Columbus Large Cap Value Fund                Class S Shares
                                                        -------------------------------------    0.20%
                                                        Investor Shares
------------------------------------------------------------------------------------------------------------------
Knights of Columbus Small Cap Equity Fund               Class S Shares
                                                        -------------------------------------    0.20%
                                                        Investor Shares
------------------------------------------------------------------------------------------------------------------
Knights of Columbus International Equity Fund           Class S Shares
                                                        -------------------------------------    0.20%
                                                        Investor Shares
------------------------------------------------------------------------------------------------------------------
Amundi Smith Breeden Total Return Bond Fund             Service Class Shares                     0.20%
------------------------------------------------------------------------------------------------------------------
PineBridge Dynamic Asset Allocation Fund                Investor Servicing Shares                0.15%
------------------------------------------------------------------------------------------------------------------